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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 2, 2006



                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                      000-21507               11-2723423
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 2, 2006, Powerwave Technologies, Inc. issued a press release regarding financial results for its third quarter of fiscal 2006, ending October 1, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

The following exhibit is furnished as part of this report.

 Exhibit
 Number                                 Description
---------    -------------------------------------------------------------------
  99.1                       Press Release dated November 2, 2006.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 2, 2006                              POWERWAVE TECHNOLOGIES, INC
     --------------------

                                                     By: /s/ Kevin T. Michaels
                                                         -----------------------
                                                            Kevin T. Michaels
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX


 Exhibit
 Number                                 Description
---------    -------------------------------------------------------------------
  99.1                       Press Release dated November 2, 2006.


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